                                                                   EXHIBIT 10.27


                                PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT ("Agreement"), dated as of February 24, 1997, is made between CombiChem, Inc., a California corporation ("Secured Party"), and Vicente Anido, Jr., an individual resident of the State of California ("Pledgor").

      Pledgor and Secured Party hereby agree as follows:

      SECTION 1. Definitions; Interpretation.

      (a) As used in this Agreement, the following terms shall have the following meanings:

      "Event of Default" has the meaning set forth in Section 6.

      "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

      "Note" means that certain Promissory Note of even date herewith made by Pledgor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

      "Obligations" means the indebtedness, liabilities and other obligations of Pledgor to Secured Party under or in connection with this Agreement and the Note, including, without limitation, all unpaid principal of the Note, and all other amounts payable by Pledgor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

      "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

      "Pledged Collateral" has the meaning set forth in Section 2(a).

      "Pledged Shares" means the Shares of the Secured Party's Common Stock described in Schedule 1.

      "Service" shall have the meaning set forth in Section 5.1 of that certain Restricted Stock Purchase Agreement dated the date of this Agreement between Secured Party and Pledgor.

      "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

      (b) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

      (c) Where applicable and except as otherwise defined herein or in the Note, terms used in this Agreement shall have the meanings assigned to them in the UCC.

      (d) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

      SECTION 2. Security Interest.

      (a) As security for the payment and performance of the Obligations, Pledgor hereby pledges, assigns, transfers, hypothecates and sets over to Secured Party, and hereby grants to Secured Party a security interest in, all of Pledgor's right, title and interest in, to and under (i) the Pledged Shares,
(ii) all rights, interests and claims with respect to the Pledged Shares, (iii) any securities, property, interest and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares, and (iv) all cash and non-cash proceeds of the Pledged Shares and any of the foregoing, in each case from time to time received or receivable by, or otherwise paid or distributed to, the Pledgor, and whether presently existing or owned or hereafter arising or acquired and wherever located (collectively, the "Pledged Collateral").

      (b) Pledgor hereby agrees to deliver to or for the account of Secured Party, at the address and to the Person or Persons to be designated by Secured Party, the Pledged Shares, which shall be accompanied by duly executed assignments in blank, in form attached hereto as Exhibit A.

      (c) If Pledgor shall become entitled to receive or shall receive any securities or other instruments or obligations as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, the Pledged Shares, Pledgor shall accept the foregoing as Secured Party's agent. Upon accepting any of the foregoing, Pledgor shall promptly send a notification to Secured Party with a description thereof, which notification shall be deemed to be a Schedule to this Agreement and may be attached hereto.


                                       2.

      (d) Pledgor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, endorsements, and other documents and instruments, in a form reasonably satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to Secured Party pursuant to the UCC and to continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Pledged Collateral and to accomplish the purposes of this Agreement.

      (e) Pledgor agrees that this Agreement shall create a continuing security interest in and pledge of the Pledged Collateral which shall remain in effect until terminated in accordance with Section 16.

      (f) Pledgor hereby consents to any assignment of the Pledged Collateral and the security interests related thereto. After any such assignment, such assignee shall be the Secured Party hereunder and shall possess all the rights of Secured Party hereunder.

      SECTION 3. Representations and Warranties. Pledgor represents and warrants to Secured Party that:

      (a) Pledgor has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

      (b) This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

      (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Pledgor of this Agreement.

      (d) Pledgor is the legal and beneficial owner of the Pledged Shares subject to no Lien except for the pledge and security interest created by this Agreement.

      (e) Pledgor's residence is located at the address set forth on the signature pages hereof.

      SECTION 4. Covenants. So long as any of the Obligations remain unsatisfied, Pledgor agrees that:

      (a) Pledgor will, at its own expense, appear in and defend any action, suit or proceeding which purports to affect its title to, or right or interest in, the Pledged Collateral or the security interest of Secured Party therein and the pledge to Secured Party thereof.


                                       3.

      (b) Pledgor will not surrender or lose possession of (other than to Secured Party), exchange, sell, convey, transfer, assign or otherwise dispose of or transfer the Pledged Collateral or any right, title or interest therein.

      (c) Pledgor will not create, incur or permit to exist any Liens upon or with respect to the Pledged Collateral, other than the security interest of and pledge to Secured Party created by this Agreement.

      SECTION 5. Payments on the Pledged Collateral.

      (a) Unless an Event of Default shall have occurred, Pledgor shall be entitled to receive and retain for its own account any dividends in respect of the Pledged Collateral; provided that Secured Party shall receive, and Pledgor shall not be entitled to receive, any cash paid, payable or otherwise distributed, and any other property, instruments, securities or obligations, in redemption of, or in exchange for or in substitution of, any Pledged Collateral. Upon and after the occurrence and during the continuance of any Event of Default, Secured Party shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by Secured Party as part of the Pledged Collateral.

      (b) Distributions and other payments and property which are received by Pledgor but which it is not entitled to retain as a result of the operation of subsection (a) shall be held in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith paid over or delivered to Secured Party in the same form as so received.

      SECTION 6. Events of Default. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

      (a) Pledgor shall fail to pay when due any amount payable hereunder or under the Note and such failure shall continue for five (5) days.

      (b) Any representation or warranty by Pledgor under or in connection with this Agreement or the Note shall prove to have been incorrect in any material respect when made or deemed made.

      (c) Pledgor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement or the Note on its part to be performed or observed and any such failure shall remain unremedied for a period of fifteen (15) days from the occurrence thereof.

      (d)   Any impairment in the priority of Secured Party's Lien hereunder.

      (e)   Any levy upon, seizure or attachment of any of the Pledged
Collateral.

      (f) Pledgor's Service with Secured Party shall be terminated for any reason.


                                       4.

      SECTION 7. Remedies.

      (a) Upon the occurrence and during the continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement or the Note, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Pledgor agrees that any item of the Pledged Collateral may be sold for cash or on credit or for future delivery without assumption of any credit risk, in any number of lots at the same or different times, at any exchange, brokers' board or elsewhere, by public or private sale, and at such times and on such terms, as Secured Party shall determine; provided, however, that Pledgor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party in cash. Pledgor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Pledgor set forth herein, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten (10) days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur; provided that Secured Party may provide Pledgor shorter notice or no notice, to the extent permitted by the UCC or other applicable law. The Pledgor and the Secured Party agree that such notice constitutes "notice" within the meaning of Section 9504(3) of the UCC. Pledgor recognizes that Secured Party may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Pledgor hereby releases to the extent permitted by law.

      (b) For the purpose of enabling Secured Party to exercise its rights under this Section 7 or otherwise in connection with this Agreement, Pledgor hereby constitutes and appoints Secured Party its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Pledged
Collateral: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof; (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto; (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof; and (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.


                                       5.

      (c) The cash proceeds actually received from the sale or other disposition or collection of Pledged Collateral, and any other amounts received in respect of the Pledged Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Pledged Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 10; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Pledgor or otherwise disposed of in accordance with the UCC or other applicable law. Pledgor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Pledged Collateral.

      SECTION 8. Notices. All notices or other communications hereunder shall be in writing and mailed, sent or delivered (including by facsimile transmission) to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective: (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class; and (iii) if sent by facsimile transmission, when sent.

      SECTION 9. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

      SECTION 10. Costs and Expenses. Pledgor agrees to pay on demand all costs and expenses of Secured Party, including reasonable attorneys' fees, in connection with the enforcement of this agreement, and the sale or collection of, or other realization upon, any of the Pledged Collateral.

      SECTION 11. Binding Effect. Subject to the restrictions on assignment contained in the Note, this Agreement shall be binding upon, inure to the benefit of and be enforceable by Pledgor, Secured Party and their respective successors and assigns.

      SECTION 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Pledged Collateral are governed by the law of a jurisdiction other than California.


                                       6.

      SECTION 13. Entire Agreement; Amendment. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

      SECTION 14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

      SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 16. Termination. Upon payment and performance in full of all Obligations, this Agreement shall terminate and Secured Party shall promptly redeliver to Pledgor any of the Pledged Collateral in Secured Party's possession and shall execute and deliver to Pledgor such documents and instruments reasonably requested by Pledgor as shall be necessary to evidence termination of all security interests given by Pledgor to Secured Party hereunder; provided, however, that the obligations of Pledgor under Section 10 shall survive such termination.

      SECTION 17. Conflicts. In the event of any conflict or inconsistency between this Agreement and the Note, the terms of this Agreement shall control.

      SECTION 18. Separate Counsel. Pledgor acknowledges and agrees that he has been provided the opportunity and encouraged to consult with counsel of Pledgor's own choosing with respect to this Agreement and that Brobeck, Phleger & Harrison LLP solely represents the interests of the Secured Party.

      SECTION 19. No Employment or Service Contract. Nothing in this Agreement shall confer upon Pledgor any right to continue to serve as an employee of Secured Party for any period of specific duration.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       7.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                       SECURED PARTY

                                       COMBICHEM, INC.

                                       By: /s/ Peter Myers
                                           -------------------------------------

                                       Title: C.O.O. C.S.O.
                                              ----------------------------------

                                       9050 Camino Santa Fe
                                       San Diego, CA  92121
                                       Fax: (619) 530-9998


                                       PLEDGOR


                                       /s/ Vicente Anido
                                       -----------------------------------------
                                       Vicente Anido, Jr.

                                       1621 Bayside Drive
                                       Corona Del Mar, CA  92625
                                       Fax: (714) 759-8116


                      [SIGNATURE PAGE TO PLEDGE AGREEMENT]

                                   SCHEDULE 1


                                 PLEDGED SHARES


                                    Shares of
                                 CombiChem, Inc.


   Name and Address          Common Stock              Date of Issuance
   ----------------          ------------              ----------------

Vicente Anido, Jr.             1,280,000               February 24, 1997
1621 Bayside Drive
Corona Del Mar, CA
92625

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


      FOR VALUE RECEIVED, I, Vicente Anido, Jr., hereby sell, assign and transfer unto _______________________ ___________________________ (_______)
shares of the Common Stock of CombiChem, Inc., standing in my name on the books of said corporation represented by Certificate No. 36 herewith and do hereby irrevocably constitute and appoint attorney to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.
Dated: ______________________

                                       Signature:



                                       /s/ Vicente Anido


      This Assignment Separate from Certificate was executed in conjunction with the terms of a Pledge Agreement between the above assignor and CombiChem, Inc., dated as of February 24, 1997.

                                    EXHIBIT B

                                CONSENT OF SPOUSE


      I, Patricia A. Anido, the spouse of Vicente Anido, Jr., the Pledgor in the foregoing Pledge Agreement between my husband and CombiChem, Inc. (the "Company"), acknowledge that I have reviewed the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I have any rights in the Agreement or any shares of the Company.

Effective: February 24, 1997


                                       /s/ Patricia A. Anido
                                       -----------------------------------------
                                       [Signature]

                                       Patricia A. Anido
                                       -----------------------------------------
                                       [Print Name]


                                       B-1